UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 4, 2006

Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue
New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

As discussed in Item 8.01.below, the Company will make a presentation at its 2006 Annual Investor Conference on Monday, December 4, 2006 (the “Investor Conference”).  The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this “Item 7.01. Regulation FD Disclosure.”

The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.  This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01.              Other Events.

Presentation at Annual Investor Conference of Gramercy Capital Corp.

On November 27, 2006, the Company issued a press release announcing that it will host its Investor Conference.  The Company’s management will make the presentation during the management presentation portion of the Investor Conference, which will begin at 11:00 a.m. EST.  A live audio webcast of the presentation will be available on the Company’s website at www.gramercycapitalcorp.com via the Investor Relations page, and a replay of the webcast will also be available for 30 days on the Company’s website beginning approximately 24 hours after the presentation.

The press release announcing this presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this “Item 8.01. Other Events.”

Dividend for the Quarter Ending December 31, 2006

On December 4, 2006, the Company issued a press release announcing that its Board of Directors authorized, and the Company declared, a quarterly dividend of $0.56 per common share for the quarter ending December 31, 2006.  The Company will pay the dividend on January 12, 2007 to shareholders of record at the close of business on December 29, 2006.  A copy of the press release announcing this dividend is attached hereto as Exhibit 99.3 and incorporated by reference into this “Item 8.01. Other Events.”

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Presentation made by Gramercy Capital Corp. at its 2006 Annual Investor Conference on Monday, December 4, 2006
99.2	Press Release, dated November 27, 2006
99.3	Press Release, dated December 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 2006

GRAMERCY CAPITAL CORP.

By:	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Financial Officer